Exhibit 99.1

Enviva Partners, LP Announces Launch of $450.0 Million Offering of Senior Notes and Provides Notice of Conditional Early Redemption of the Existing 2021 Notes

BETHESDA, MD, November 15, 2019 — Enviva Partners, LP (NYSE: EVA) (the “Partnership” or “we”) today announced that, subject to market conditions, it intends to offer, with its wholly owned subsidiary Enviva Partners Finance Corp., $450.0 million in aggregate principal amount of senior unsecured notes due 2026 (the “2026 Notes”) in a private placement to eligible purchasers.

The Partnership expects that it will receive net proceeds of approximately $443.5 million from the offering after deducting initial purchasers’ discounts and commissions and its estimated offering expenses. The Partnership intends to use the net proceeds from the offering to (i) repay the Partnership’s existing $355.0 million principal amount of senior unsecured notes due 2021 (the “2021 Notes”) and the related redemption premium and (ii) repay borrowings under its senior secured revolving credit facility.

The 2026 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any other jurisdiction.  Unless they are registered, the notes may be offered only in transactions that are exempt from registration under the Securities Act and applicable state securities laws. The notes are offered only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act.  The notes will not be listed on any securities exchange or automated quotation system.

The Partnership also announced today that it has delivered a notice of conditional redemption for all of the 2021 Notes at a redemption price of 102.125% of the aggregate principal amount of 2021 Notes redeemed, plus accrued and unpaid interest to, but excluding, December 16, 2019, the date of redemption. The Partnership’s obligation to redeem the 2021 Notes is conditioned upon the completion of the offering of the 2026 Notes or other satisfactory financing on or before December 16, 2019, which condition may be waived by the Partnership at its sole discretion.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of an offering memorandum.

About Enviva Partners, LP

Enviva Partners, LP (NYSE: EVA) is a publicly traded master limited partnership that aggregates a natural resource, wood fiber, and processes it into a transportable form, wood pellets. The Partnership sells a significant majority of its wood pellets through long-term, take-or-pay off-take contracts with creditworthy customers in the United Kingdom and Europe. The Partnership owns and operates seven plants with a combined production capacity of over 3.5 million metric tons of wood pellets per year in Virginia, North Carolina, Mississippi, and Florida. In addition, the Partnership exports wood pellets through its marine terminals at the Port of Chesapeake, Virginia and the Port of Wilmington, North Carolina and from third-party marine terminals in Mobile, Alabama and Panama City, Florida.

Cautionary Note Concerning Forward-Looking Statements

Certain statements and information in this press release, including those concerning our future results of operations, acquisition opportunities, and distributions, may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on the Partnership’s current expectations and beliefs concerning future developments and their potential effect on the Partnership. Although management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership’s control) and assumptions that could cause actual results to differ materially from the Partnership’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to: (i) the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our plants or deep-water marine terminals; (ii) the prices at which we are able to sell our products; (iii) the Partnership’s ability to successfully negotiate and complete drop-down acquisitions with its sponsor or the Second JV, including the associated contracts; (iv) failure of the Partnership’s customers, vendors, and shipping partners to pay or perform their contractual obligations to the Partnership; (v) the creditworthiness of our contract counterparties; (vi) the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; (vii) changes in the price and availability of natural gas, coal, or other sources of energy; (viii) changes in prevailing economic conditions; (ix) our inability to complete acquisitions, including acquisitions from our sponsor and joint ventures, or to realize the anticipated benefits of such acquisitions; (x) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xi) fires, explosions, or other accidents; (xii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power generators; (xiii) changes in the regulatory treatment of biomass in core and emerging markets; (xiv) our inability to timely acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations as well as expenditures associated therewith; (xv) changes in the price and availability of transportation; (xvi) changes in foreign currency exchange or interest rates, and the failure of our hedging arrangements to effectively reduce our exposure to the risks related thereto; (xvii) risks related to our indebtedness; (xviii) our failure to maintain effective quality control systems at our production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; (xix) changes in the quality specifications for our products that are required by our customers; (xx) labor disputes; (xxi) the effects of the anticipated exit of the United Kingdom from the EU on our and our customers’ businesses; (xxii) our inability to hire, train, or retain qualified personnel to manage and operate our business and newly acquired assets; (xxiii) our inability to borrow funds and access capital markets; and (xxiv) our inability to successfully execute our project development and construction activities on time and within budget.

For additional information regarding known material factors that could cause the Partnership’s actual results to differ from projected results, please read its filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q most recently filed with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information or future events or otherwise.

Investor Contact:

Raymond Kaszuba
(240) 482-3856
ir@envivapartners.com